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                           SUBORDINATION AGREEMENT

      THIS SUBORDINATION AGREEMENT is dated as of February 24, 1998 and by and among E-P ACQUISITION, INC., a Delaware corporation (the "BORROWER"), and EACH OF THE CORPORATIONS LISTED ON THE ATTACHED SUBSIDIARIES SCHEDULE I (the "SUBSIDIARIES" being collectively referred to herein together with Borrower as the "COMPANIES" and individually as a "COMPANY"), and for the benefit of the Guaranteed Creditors (as defined in the Credit Agreement defined below) and ABN AMRO BANK N.V., in its capacity as agent for the Guaranteed Creditors (the "AGENT"). Each capitalized term used herein shall, unless otherwise defined herein, have the same meaning given to such term in the Credit Agreement dated as of February 19, 1998 (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") by and among the Borrower, the Lenders (as defined in the Credit Agreement) and the Agent.

                               WITNESSETH THAT:

      WHEREAS, pursuant to the Credit Agreement, the Lenders intend to extend certain credit facilities to the Borrower as provided therein;

      WHEREAS, the Companies are now or may hereafter become indebted to each other (all present and future indebtedness of the Companies to each other, whether created directly or acquired by assignment or otherwise, and interest and premiums, if any, thereon and other amounts payable in respect thereof are hereinafter collectively referred to as the "INTERCOMPANY DEBT"); and

      WHEREAS, the obligation of the Lenders to extend such credit facilities to the Borrower are subject to the condition, among others, that the Companies subordinate the Intercompany Debt to the Obligations of the Credit Parties to the Guaranteed Creditors pursuant to the Credit Documents and the obligations of the Borrower under Interest Rate Protection Agreements with any Lender or affiliate thereof (the "SENIOR DEBT") in the manner set forth herein.

      NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

         1. INTERCOMPANY DEBT SUBORDINATED TO SENIOR DEBT. The recitals set forth above are hereby incorporated by reference. All Intercompany Debt shall be


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subordinate and subject in right of payment to the prior indefeasible payment in full of all Senior Debt pursuant to the provisions contained herein.

         2. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC. Upon any distribution of assets of any Company (a) in the event of any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization, assignment for the benefit of creditors or other similar case or proceeding in connection therewith, relative to any such Company or to its assets, or (b) after the occurrence and during the continuance of an Event of Default or Default under the Credit Agreement or any liquidation, dissolution or other winding up of any such Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) in the event of any assignment for the benefit of creditors or any marshalling of assets and liabilities of any such Company (a Company distributing assets as set forth herein being referred to in such capacity as a "Distributing Company"), then and in any such event the Guaranteed Creditors shall be entitled to receive indefeasible payment in full of all amounts due or to become due (whether or not an Event of Default has occurred under the terms of the Credit Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect of any and all Senior Debt before the holder of any Intercompany Debt owed by the Distributing Company is entitled to receive any payment on account of the principal of or interest on such Intercompany Debt, and to that end the Guaranteed Creditors shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Debt owed by the Distributing Company in any such case, proceeding, dissolution, liquidation or other winding up or event.

         3. NO COMMENCEMENT OF ANY PROCEEDING. Each Company agrees that, so long as the Senior Debt shall remain unpaid, it will not commence, or join with any credit other than the Guaranteed Creditors or the Agent on behalf of the Guaranteed Creditors in commencing, any collection or enforcement proceeding against any other Company, including, but not limited to, those described in
Section 2 hereof, or any other enforcement action of any kind against any Company in respect of the Intercompany Debt.

         4. PRIOR PAYMENT OF SENIOR DEBT UPON ACCELERATION OF INTERCOMPANY DEBT. If any portion of the Intercompany Debt owed by any Company becomes or is declared due and payable before its stated maturity, then and in such event the Guaranteed Creditors shall be entitled to receive indefeasible payment in full of all



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amounts due and to become due on or in respect of the Senior Debt (whether or not an Event of Default has occurred under the terms of the Credit Agreement or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Intercompany Debt is entitled to receive any payment thereon.

         5. NO PAYMENT WHEN SENIOR DEBT IN DEFAULT. If any Event of Default under the Credit Agreement shall have occurred and be continuing or such an Event of Default would result from or exist after giving effect to a payment with respect to any portion of the Intercompany Debt, unless the Lenders or Required Lenders shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by the Company owing such Intercompany Debt on account of principal or interest on any portion of the Intercompany Debt.

         6. PAYMENT PERMITTED IF NO DEFAULT. Nothing contained in this Agreement shall prevent any of the Companies, at any time, except during the pendency of any of the conditions described in Sections 2, 4 and 5, from making the regularly scheduled payments of the Intercompany Debt, or the retention thereof by any of the Companies of any money deposited with it for the regularly scheduled payments of or on account of the Intercompany Debt.

         7. RECEIPT OF PROHIBITED PAYMENTS. If, notwithstanding the foregoing provisions of Sections 2, 4, 5 and 6, a Company which is owed Intercompany Debt by a Distributing Company shall have received any payment or distribution of assets from the Distributing Company of any kind or character, whether in cash, property or securities, other than as expressly permitted by the terms of this Agreement, then and in such event such payment or distribution shall be held in trust for the benefit of the Guaranteed Creditors, shall be segregated from other funds and property held by such Company, and shall be forthwith paid over to the Agent for the benefit of the Guaranteed Creditors in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement.

         8. RIGHTS OF SUBROGATION. Each Company agrees that no payment or distribution to the Guaranteed Creditors pursuant to the provisions of this Agreement shall entitle the Company to exercise any rights of subrogation in respect thereof until the Senior Debt shall have been indefeasibly paid in full and the Commitments under the Credit Agreement shall have terminated.


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         9. INSTRUMENTS EVIDENCING INTERCOMPANY DEBT. At the request of the
Agent, each Company shall cause each instrument which now or hereafter evidences all or a portion of the Intercompany Debt to be conspicuously marked as follows:

            "This instrument is subject to the terms of a Subordination Agreement dated as of February 24, 1998, in favor of ABN AMRO Bank N.V., as Agent, which Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal thereof or interest thereon shall become due or payable except in accordance with the express terms of said Subordination Agreement."

and promptly deliver such instrument to the Agent to be pledged under the Security Agreement. At the Agent's request, each Company will further mark its books of account in such a manner as shall be effective to give proper notice to the effect of this Agreement.

         10. AGREEMENT SOLELY TO DEFINE RELATIVE RIGHTS. The purpose of this Agreement is solely to define the relative rights of the Companies, on the one hand, and the Guaranteed Creditors, on the other hand. Nothing contained in this Agreement is intended to or shall prevent the Companies from exercising all remedies otherwise permitted by applicable law upon default under any agreement pursuant to which the Intercompany Debt is created, subject to Sections 2, 3, 4, 5 and 6 hereof, including, without limitation, the rights under this Agreement of the Guaranteed Creditors to receive cash, property or securities otherwise payable or deliverable with respect to the Intercompany Debt.

         11. NO IMPLIED WAIVERS OF SUBORDINATION. No right of the Guaranteed Creditors to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company, by any act or failure to act by any Guaranteed Creditor, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Intercompany Debt is created, regardless of any knowledge thereof any Guaranteed Creditor may have or be otherwise charged with. Each Company by its acceptance hereof agrees that, so long as there is Senior Debt outstanding or any Commitment is in effect under the Credit Agreement, such Company shall not agree to sell, assign, pledge, encumber or


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otherwise dispose of, the obligations of the Intercompany Debt, other than by means of payment of such Intercompany Debt according to its terms, without the prior written consent of the Agent.

         Without in any way limiting the generality of the foregoing paragraph, in accordance with the Credit Agreement, the Agent on behalf of the Lenders, the Lenders, or the Required Lenders, as the case may be, at any time and from time to time, without the consent of or notice to the Companies, except to the extent required by the Credit Agreement or other Credit Documents, without incurring responsibility to the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to the Guaranteed Creditors, may do any one or more of the following:
(i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend, restate, supplement or otherwise modify the Senior Debt or the Credit Documents; (ii) release any collateral or any person liable in any manner for the payment or collection of the Senior Debt; and (iii) exercise or refrain from exercising any rights against any of the Companies and any other person or entity.

         12. ADDITIONAL SUBSIDIARIES. The Companies covenant and agree that each of them shall cause any Subsidiary (including, without limitation, each direct or indirect Subsidiary) which it creates or acquires after the date hereof to become a party to this Agreement by executing a joinder to this Agreement in a form acceptable to and approved by the Agent promptly after such Company acquires or creates such Subsidiary.

         13. CONTINUING FORCE AND EFFECT. This Agreement shall continue in force until all of the Senior Debt is indefeasibly paid in full and the Commitments under the Credit Agreement have terminated, it being contemplated that this Agreement be of a continuing nature.

         14. MODIFICATION, AMENDMENTS OR WAIVERS. Any and all agreements amending or changing any provision of this Agreement or the rights of the Agent on behalf of the Guaranteed Creditors or the Guaranteed Creditors hereunder, and any and all waivers or consents to any departures from the due performance of the Companies hereunder shall be made only by written agreement, waiver or consent signed by the Agent and the Credit Parties.

         15. EXPENSES. In accordance with the Credit Agreement, the Companies each unconditionally and jointly and severally agree upon demand to


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pay to the Agent the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements, including but not limited to reasonable fees and expenses of counsel, which may be incurred by the Guaranteed Creditors in connection with (a) the exercise or enforcement of any of the rights of the Guaranteed Creditors hereunder, or (b) the failure by the Companies to perform or observe any of the provisions hereof.

         16. SEVERABILITY. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         17. GOVERNING LAW. This Agreement shall be a contract under the internal laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to its conflicts of law principles.

         18. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the Guaranteed Creditors and their respective successors and assigns, and the obligations of the Companies shall be binding upon their respective successors and assigns. The duties and obligations of each of the Companies may not be delegated or transferred by it.

         19. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         20. ATTORNEYS-IN-FACT. Each Company hereby authorizes and empowers the Agent, at its election and in the name of either itself, or in the name of each Company after an Event of Default, to execute and file proofs and documents and take any other action the Agent may deem advisable to enforce the Guaranteed Creditors' interests relating to the Intercompany Debt created hereunder and their right of enforcement thereof as set forth herein, and to that end the Companies hereby irrevocably make, constitute and appoint the Agent, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company and with full power for such Company and in the name, place and stead of such Company for



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the purpose of carrying out the provisions of this Agreement and taking any action and executing, delivering, filing and recording any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and irrevocable. Each Company hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

         21. APPLICATION OF PAYMENTS. In the event any payments are received by the Agent on behalf of the Guaranteed Creditors or any Guaranteed Creditor under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Credit Agreement.

         22. REMEDIES. In the event of a breach by any of the Companies in the performance of any of the terms of this Agreement, the Agent on behalf of the Guaranteed Creditors or any Guaranteed Creditor may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Guaranteed Creditors at law may not fully compensate the Guaranteed Creditors for the damages it may suffer in the event of a breach hereof.

         23. CONSENT TO JURISDICTION; WAIVER OR JURY TRIAL. EACH COMPANY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH COMPANY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.


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         WITNESS the due execution hereof as of the day and year first above written.


                                    E-P ACQUISITION, INC.


                                    By:  /s/ JOEL P. WYLER
                                        ........................................

                                    Name: Joel P. Wyler
                                        ........................................

                                    Title: President
                                        ........................................

                                    DAISY PARTS, INC.

                                    By:  /s/ ANDRIES RUIJSSENAARS
                                        ........................................

                                    Name: Andries Ruijssenaars
                                        ........................................

                                    Title: Authorized Person
                                        ........................................

                                    EAGLE-PICHER TECHNOLOGIES, LLC

                                    By:  /s/ ANDRIES RUIJSSENAARS
                                        ........................................

                                    Name: Andries Ruijssenaars
                                        ........................................

                                    Title: Director-Manager
                                        ........................................


                                    EAGLE-PICHER DEVELOPMENT COMPANY, INC.

                                    By:  /s/ ANDRIES RUIJSSENAARS
                                        ........................................

                                    Name: Andries Ruijssenaars
                                        ........................................

                                    Title: President
                                        ........................................

                                    EAGLE-PICHER FAR EAST, INC.

                                    By:  /s/ ANDRIES RUIJSSENAARS
                                        ........................................

                                    Name: Andries Ruijssenaars
                                        ........................................

                                    Title: Authorized Person
                                        ........................................


                                    EAGLE-PICHER FLUID SYSTEMS, INC.

                                    By:  /s/ ANDRIES RUIJSSENAARS
                                        ........................................

                                    Name: Andries Ruijssenaars
                                        ........................................

                                    Title: Authorized Person
                                        ........................................


                                    EAGLE-PICHER MINERALS, INC.

                                    By:  /s/ ANDRIES RUIJSSENAARS
                                        ........................................

                                    Name: Andries Ruijssenaars
                                        ........................................

                                    Title: Authorized Person
                                        ........................................


                                    HILLSDALE TOOL & MANUFACTURING CO.

                                    By:  /s/ ANDRIES RUIJSSENAARS
                                        ........................................

                                    Name: Andries Ruijssenaars
                                        ........................................

                                    Title: Authorized Person
                                        ........................................


                                    MICHIGAN AUTOMOTIVE RESEARCH CORPORATION

                                    By:  /s/ ANDRIES RUIJSSENAARS
                                        ........................................

                                    Name: Andries Ruijssenaars
                                        ........................................

                                    Title: Authorized Person
                                        ........................................



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